

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Operating Partners 1993-B, Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-Q for the quarter  ended June 30, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   JUN-30-1997
<CASH>                                         325,980
<SECURITIES>                                   0
<RECEIVABLES>                                  367,307
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               693,287
<PP&E>                                         9,404,455
<DEPRECIATION>                                 (5,794,229)
<TOTAL-ASSETS>                                 4,329,630
<CURRENT-LIABILITIES>                          111,824
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     4,197,402
<TOTAL-LIABILITY-AND-EQUITY>                   4,329,630
<SALES>                                        764,628
<TOTAL-REVENUES>                               781,782
<CGS>                                          0
<TOTAL-COSTS>                                  785,888<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (79,179)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (79,179)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (79,179)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.

